Exhibit 10.4
THIRD AMENDMENT
TO THE
CRITICAL HOMECARE SOLUTIONS HOLDING, INC. 2006 EQUITY INCENTIVE PLAN
THIS THIRD AMENDMENT (“Amendment”) is made as of this 1st day of June, 2009, to the Critical Homecare Solutions Holding, Inc. 2006 Equity Incentive Plan (the “Plan”).
RECITALS
WHEREAS, Section 12 of the Plan provides that the Board of Directors of Critical Homecare Solutions Holdings, Inc., ( the “Company”) in its sole discretion may amend the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required b applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and
WHEREAS, the Board of Directors of the Company (the “Board”) desires to amend the Plan in order to provide that the Company’s initial public offering shall constitute a “company Transaction” as defined in the Plan; and
WHEREAS, the Board has determined that it is within its authority under the Plan to amend the Plan as set forth herein, that such amendment is desired and appropriate at this time and that, although stockholder approval of such amendment is not required, the effectiveness of such amendment shall be subject to stockholder approval; and
WHEREAS, the Board has determined that the terms of this amendment shall be effective with respect to each participant (as defined in the Plan) to whom one or more options under the Plan have been previously granted; and
WHEREAS, the undersigned has been authorized by the Board to execute this Amendment the Board’s behalf.
AMENDMENT
NOW, THEREFORE, the Plan hereby amended as follows:
1.	Section 4.1 is hereby deleted and replaced in its entirety with the following:

2.	Subject to adjustment from time to time as provided in Section 11.1, a maximum of 13,000,000 shares of Common Stock shall be available for issuance under the Plan. Shares of Common Stock issued under the Plan shall be drawn from authorized and unissued shares of Common Stock or shares of Common Stock now held or subsequently acquired by the Company as treasury shares.

3.	The definition of “Invested Capital” as contained in Appendix A to the Plan is hereby deleted in its entirety.

4.	Any inconsistent provisions of the Plan shall be read consistent with this Amendment.

5.	Except as amended above, each and every other provision of the Plan, as effective immediately prior to this Amendment, shall remain in full force and effect without change or modification.

6.	The Effective Date of this Amendment shall be June 1, 2009.
     IN WITNESS WHEREOF, the undersigned, being authorized by the Board to execute this Amendment in evidence of the adoption of this Amendment by the Board, has executed this Amendment as of the date first written above.

CRITICAL HOMECARE SOLUTIONS HOLDINGS, INC.
/s/ Bob Cucuel
By: Robert Cucuel
Its: Chief Executive Officer and President

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